June 3, 2019

O’Shaughnessy All Cap Core Fund
Class I - OFAIX
Class A - OFAAX
Class C - OFACX

O’Shaughnessy Enhanced Dividend Fund
Class I - OFDIX

Series of Advisors Series Trust (the “Trust”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated November 28, 2018
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Based on a recommendation from O’Shaughnessy Asset Management, LLC (the “Adviser”), on May 29, 2019, the Board of Trustees (the “Board”) of the Trust approved an Agreement and Plan of Reorganization whereby each of the O’Shaughnessy All Cap Core Fund (the “All Cap Core Fund”) and the O’Shaughnessy Enhanced Dividend Fund (the “Enhanced Dividend Fund”), each a series of the Trust, will be reorganized into the O’Shaughnessy Market Leaders Value Fund (the “Market Leaders Value Fund”), also a series of the Trust (the “Reorganizations”).

The Reorganizations, which are expected to be tax free to the shareholders of each of the All Cap Core Fund and the Enhanced Dividend Fund and which are subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of each of the All Cap Core Fund and the Enhanced Dividend Fund to the Market Leaders Value Fund, in exchange for Class I shares of the Market Leaders Value Fund. Shareholders of Class A, Class C and Class I shares of the All Cap Core Fund and shareholders of Class I shares of the Enhanced Dividend Fund will then receive Class I shares of the Market Leaders Value Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares in the All Cap Core Fund or the Enhanced Dividend Fund at the time of the Reorganizations. The All Cap Core Fund and the Enhanced Dividend Fund will then be dissolved. These events are currently expected to occur on or about the close of business on July 22, 2019.

Shareholder approval is not required to effect the Reorganizations. In the next few weeks, the All Cap Core Fund and the Enhanced Dividend Fund will circulate an information statement/prospectus which will contain pertinent details regarding the upcoming Reorganizations, including the Board’s reasons for approving the Reorganizations.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.